EXHIBIT 10.4

                               ARTICLES OF MERGER

                                       of

            LEVEL JUMP FINANCIAL GROUP, INC. (a Florida corporation)

                                       and

            LEVEL JUMP FINANCIAL GROUP, INC. (a Colorado corporation)

                 under the Florida 1989 Business Corporation Act

     Pursuant to the provisions of Sections 607.1101 through 1104 of the Florida 1989 Business Corporation Act:

     1. The name of the surviving corporation is "Level Jump Financial Group, Inc." a Florida corporation.

     2. The name of the merging corporation is "Level Jump Financial Group, Inc.", a Colorado corporation.

     3. The principal office of the surviving corporation is 133 Richmond Street, West # 401, Toronto, Ontario, Canada, M5H 2L3.

     4. The Plan of Merger is attached.

     5. The merger will become effective on the date the Articles of Association are filed with the Florida Department of State.

     6. The Plan of Merger was adopted by the Board of Directors of Level Jump Financial Group, Inc., a Florida corporation, the surviving corporation, on January 31, 2000 and shareholder approval was not required.

     7. The Plan of Merger was adopted by unanimous written consent by the Board of Directors and the unanimous written consent of the holders of the common stock, Class A Preferred Stock and Class B Preferred Stock of Level Jump Financial Group, Inc., a Colorado corporation, the merging corporation, on January 31, 2000.

     8. The shareholders of the merging corporation have waived any dissenters rights they may have in respect of the capital stock of the merging corporation.

                                       LEVEL JUMP FINANCIAL GROUP, INC.
                                       a Florida corporation

                                          /s/  Robert Landau
                                       By: __________________________
                                          Name:  Robert Landau
                                          Title: President

                                       LEVEL JUMP FINANCIAL GROUP, INC.
                                       a Colorado corporation

                                         /s/ Brice Scheschuk
                                      By: __________________________
                                         Name:  Brice Scheschuk
                                         Title: Secretary


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                                 PLAN OF MERGER

                                       of

            LEVEL JUMP FINANCIAL GROUP, INC. (a Colorado corporation)

                                  with and into

            LEVEL JUMP FINANCIAL GROUP, INC. (a Florida corporation)



     Plan of Merger, dated January 31, 2000, pursuant to Sections 607.1101-1104 of the Florida 1989 Business Corporation Act, and Section 7-111-107 of the Colorado Business Corporations Act, between Level Jump Financial Group, Inc., a Florida corporation as the surviving corporation (hereinafter "Surviving Corporation"), and Level Jump Financial Group, Inc., a Colorado corporation, as the merging corporation (hereinafter "Merging Corporation").

     It is agreed:

     1. The names of the constituent corporations are:

             Level Jump Financial Group, Inc.            [Florida]
             Level Jump Financial Group, Inc.            [Colorado]

     2. The Merging Corporation shall be and hereby is merged with and into the Surviving Corporation. The Surviving Corporation is the surviving corporation and will be deemed to continue for all purposes whatsoever after the merger with the Merging Corporation. The Surviving Corporation is a Florida corporation and after the merger will continue to be governed by the laws of the State of Florida.

     3. The Amended and Restated Articles of Incorporation and by-laws of the Surviving Corporation, as in effect upon the effective date of the merger, will be the certificate of incorporation and by-laws of the Surviving Corporation, until duly amended.

     4. Upon such merger, (i) the separate corporate existence of the Merging Corporation shall cease, (ii) the Surviving Corporation will become the owner, without other transfer, of all rights and property of the Merging Corporation, and (iii) the Surviving Corporation will become subject to all the liabilities, obligations and penalties of the Merging Corporation. Without limiting any of the foregoing, and solely for clarification, the Surviving Corporation shall succeed to all the rights and obligations of the Merging Corporation and is substituted therefore under (i) each of the S.86 Rollover Agreements with Robert Landau and David Roff, (ii) each of the Voting and Exchange Agreements among thestockpage, inc., Robert Landau and David Roff, (iii) the Support Agreement with thestockpage, inc. and (iv) the 1999 Performance Equity Plan and the individual award agreements issued thereunder.

     5. The manner and basis of converting the outstanding shares of the capital stock and rights to acquire capital stock of the Merging Corporation into capital stock and rights to acquire capital stock of the Surviving Corporation shall be as follows:



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          (a) Each share of common stock, par value $.001, of the Merging
Corporation shall be canceled, and no cash or other consideration shall be paid or delivered for the common stock of the Merging Corporation and the share certificates representing the shares will be surrendered and canceled.

          (b) Each share of Class A Preferred Stock, par value $.001, of the Merging Corporation shall be exchanged for one share of Class A Preferred Stock, par value $.0025, of the Surviving Corporation. The rights, privileges and obligations of the Class A Preferred Stock are set forth in the Amended and Restated Certificate of Incorporation.

          (c) Each share of Class B Preferred Stock par value $.001, of the Merging Corporation shall be exchanged for one share of Class B Preferred Stock, par value $.0025, of the Surviving Corporation. The rights, privileges and obligations of the Class B Preferred Stock are set forth in the Amended and Restated Certificate of Incorporation.

          (d) Each award of one share under the 1999 Performance Equity Plan of the Merging Corporation shall be an award for 1.375 shares of common stock or its equivalent of the Surviving Corporation such that the 1999 Performance Plan will represent in aggregate 2,750,000 shares of Common Stock of the Surviving Corporation.

          (e) Each outstanding option for the purchase of one share of common stock, par value $.001, of the Merging Corporation shall be exercisable for
1.375 shares of common stock of the Surviving Corporation, at an exercise price as stated in the agreement governing the grant divided by 1.375 and rounded to the nearest whole cent, on the terms of the agreements governing the options, until duly amended. As of the effective time and date of this Plan of Merger, there will be options outstanding to acquire up to an aggregate of 1,581,250 shares of Common Stock of the Surviving Corporation, all of which are issued under the 1999 Performance Plan.

     6. This Plan of Merger has been approved by the Unanimous Written Consent of the Board of Directors of the Surviving Corporation and by the Unanimous Written Consent of the Board of Directors and the holders of the common stock, Class A Preferred Stock and Class B Preferred Stock of the Merging Corporation, being all the holders of capital stock of the Merging Corporation.

     7. The directors and officers of the Surviving Corporation shall continue until the next annual meeting of shareholders and until their successors shall have been elected and qualified.

     8. The Board of Directors of the Surviving Corporation and the Merging Corporation may amend the Plan of Merger at any time prior to its being filed with one or more of the appropriate state authorities.

     9. Service of process on the Surviving Corporation in connection with any proceeding to enforce any obligation or rights of dissenting shareholders or based on a cause of action arising with respect to the Merging Corporation may be sent by registered or certified mail, return receipt requested, to the address of the Surviving Corporation's office set forth in the Articles of Merger.


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     IN WITNESS WHEREOF, the parties hereto, pursuant to the corporate approval requirements of Florida and Colorado law, have caused this Plan of Merger to be executed by the persons indicated below, as the respective act, deed and agreement of each of said corporations, on the 31st day of January, 2000.

                                            LEVEL JUMP FINANCIAL GROUP, INC.
                                            a Florida corporation

                                                /s/ Robert Landau
                                            By: __________________________
                                               Name:  Robert Landau
                                               Title: President


                                            LEVEL JUMP FINANCIAL GROUP, INC.
                                            a Colorado corporation

                                                /s/ Brice Scheschuk
                                            By: __________________________
                                                Name:  Brice Scheschuk
                                                Title: Secretary